GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments

September 30, 2021 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 18.5%
U.S. Treasury Notes
$39,250,000	1.750%	02/28/22	$ 39,524,443
47,000,000	1.875	05/31/22	47,561,797

TOTAL U.S. TREASURY OBLIGATIONS (Cost $87,088,351)			$ 87,086,240

Shares	Dividend Rate		Value

Investment Company(a) – 10.2%
Goldman Sachs Financial Square Government Fund - Institutional Shares
47,856,683	0.026%		$ 47,856,683
(Cost $47,856,683)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – 67.5%
U.S. Treasury Obligations – 67.5%
U.S.Treasury Bills
$10,000,000	0.000%	10/07/21	$ 9,999,961
157,300,000	0.000	11/04/21	157,289,393
150,000,000	0.000	12/30/21	149,986,913

TOTAL SHORT-TERM INVESTMENTS (Cost $317,259,297)			$317,276,267

TOTAL INVESTMENTS – 96.2% (Cost $452,204,331)			$452,219,190

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%			17,732,782

NET ASSETS – 100.0%			$469,951,972

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviation:
USD	— U.S. Dollar

GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Brent Crude Oil	336	10/29/21	$26,312,160	$1,287,386
Copper	198	10/18/21	44,255,475	(1,613,276)
Corn	63	12/14/21	1,690,763	(80,298)
Gold 100 Oz	102	12/29/21	17,921,400	(226,925)
Low Sulphur Gas Oil	185	10/12/21	12,510,625	1,393,846
Natural Gas	515	10/27/21	30,215,050	2,636,763
Nikhel	85	10/18/21	9,152,205	(920,402)
Platinum	123	01/27/22	5,918,760	239,673
Primary Aluminum	27	10/18/21	1,923,581	(15,005)
Silver	108	12/29/21	11,905,380	(611,811)
Soybean	29	11/12/21	1,821,200	4,046
Soybean	154	12/14/21	5,061,980	(448,014)
Wheat	59	12/14/21	2,151,475	25,654
Zinc	146	10/18/21	10,874,262	(284,400)

Total				$1,387,237

Short position contracts:
Coffee	(38)	12/20/21	(2,764,500)	(135,831)
Cotton No.2	(5)	03/09/22	(259,700)	(28,163)
Crude Oil	(3)	10/20/21	(225,090)	(13,446)
Cattle	(27)	12/31/21	(1,357,830)	86,080
NY Harbor ULSD	(50)	10/29/21	(4,910,850)	(300,413)
Sugar No.11	(183)	02/28/22	(4,168,886)	33,374
Lean Hogs	(6)	12/14/21	(204,960)	(3,075)
Crude Oil	(449)	01/20/22	(33,041,910)	(2,194,296)
Copper	(319)	03/29/22	(32,478,188)	1,918,999
Cocoa	(53)	03/16/22	(1,418,810)	4,101
FCOJ-A	(9)	11/09/21	(178,875)	9,989
Cotton No.2	(103)	12/08/21	(5,448,700)	(1,026,082)
Gasoline RBOB	(23)	10/29/21	(2,119,404)	(98,153)

Total				$(1,746,916)

TOTAL FUTURES CONTRACTS				$(359,679)

SWAP CONTRACTS — At September 30, 2021, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

CRB 1M Forward Index	0.240%	Citibank NA	01/31/22	$118,996	$(153)
CRB 1M Forward Index	0.250	Merrill Lynch & Co., Inc.	01/31/22	152,729	(191)
CRB 1M Forward Index	0.250	UBS AG (London)	01/31/22	104,171	(135)

TOTAL					$(479)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

Abbreviation:
CRB 1M Forward Index	— Commodity Research Bureau 1 Month Forward Index

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments

September 30, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – 93.4%
Aerospace & Defense – 1.3%
154	L3Harris Technologies, Inc.	$ 33,917
395	Raytheon Technologies Corp.	33,954
23	TransDigm Group, Inc.*	14,365

		82,236

Air Freight & Logistics – 0.2%
126	C.H. Robinson Worldwide, Inc.	10,962

Banks – 0.4%
454	U.S. Bancorp	26,986

Beverages – 2.8%
109	Constellation Brands, Inc. Class A	22,965
345	Monster Beverage Corp.*	30,646
401	PepsiCo, Inc.(a)	60,315
1,189	The Coca-Cola Co.(a)	62,387

		176,313

Biotechnology(a) – 0.5%
144	Amgen, Inc.	30,622

Building Products – 0.6%
114	Allegion PLC	15,068
132	Trane Technologies PLC	22,790

		37,858

Capital Markets – 3.5%
49	BlackRock, Inc.	41,094
151	Cboe Global Markets, Inc.	18,703
251	Intercontinental Exchange, Inc.	28,820
101	Moody’s Corp.	35,866
54	MSCI, Inc.	32,850
100	S&P Global, Inc.	42,489
105	T. Rowe Price Group, Inc.	20,654

		220,476

Chemicals – 1.5%
114	Air Products & Chemicals, Inc.	29,196
128	Linde PLC	37,553
103	The Sherwin-Williams Co.	28,812

		95,561

Commercial Services & Supplies – 1.2%
49	Cintas Corp.	18,652
188	Republic Services, Inc.	22,571
247	Waste Management, Inc.	36,892

		78,115

Communications Equipment – 0.9%
1,032	Cisco Systems, Inc.	56,172

Consumer Finance – 0.4%
163	American Express Co.	27,307

Containers & Packaging – 0.2%
1,074	Amcor PLC	12,448

Shares	Description	Value

Common Stocks – (continued)
Diversified Financial Services*(a) – 1.7%
395	Berkshire Hathaway, Inc. Class B	$ 107,811

Diversified Telecommunication Services(a) – 0.7%
862	Verizon Communications, Inc.	46,557

Electric Utilities – 1.4%
314	Duke Energy Corp.	30,643
290	Eversource Energy	23,710
551	The Southern Co.	34,146

		88,499

Electrical Equipment – 1.4%
212	Eaton Corp. PLC	31,653
334	Emerson Electric Co.	31,463
96	Rockwell Automation, Inc.	28,228

		91,344

Electronic Equipment, Instruments & Components – 1.5%
102	CDW Corp.	18,566
88	Keysight Technologies, Inc.*(a)	14,458
251	TE Connectivity Ltd.	34,442
57	Zebra Technologies Corp. Class A*	29,379

		96,845

Entertainment – 1.9%
341	Activision Blizzard, Inc.	26,390
200	Electronic Arts, Inc.	28,450
107	Netflix, Inc.*	65,306

		120,146

Equity Real Estate Investment Trusts (REITs) – 3.7%
104	Alexandria Real Estate Equities, Inc.	19,871
119	American Tower Corp.	31,584
228	Crown Castle International Corp.	39,517
462	Duke Realty Corp.	22,116
209	Equity Residential	16,912
142	Extra Space Storage, Inc.	23,854
219	Prologis, Inc.	27,469
119	Public Storage	35,355
59	SBA Communications Corp.	19,504

		236,182

Food & Staples Retailing(a) – 2.0%
141	Costco Wholesale Corp.	63,358
447	Walmart, Inc.	62,303

		125,661

Food Products – 1.8%
313	Campbell Soup Co.	13,087
304	General Mills, Inc.	18,185
814	Mondelez International, Inc. Class A	47,358
163	The J.M. Smucker Co.	19,565
517	The Kraft Heinz Co.	19,036

		117,231

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – 6.5%
69	ABIOMED, Inc.*	$ 22,461
47	Align Technology, Inc.*	31,275
321	Baxter International, Inc.	25,818
773	Boston Scientific Corp.*	33,541
144	Danaher Corp.(a)	43,839
40	DexCom, Inc.*	21,874
305	Edwards Lifesciences Corp.*(a)	34,529
62	IDEXX Laboratories, Inc.*	38,558
424	Medtronic PLC(a)	53,149
104	ResMed, Inc.	27,409
124	Stryker Corp.	32,701
78	Teleflex, Inc.	29,371
41	The Cooper Cos., Inc.	16,946

		411,471

Health Care Providers & Services – 2.2%
88	Anthem, Inc.	32,806
237	DaVita, Inc.*	27,554
212	UnitedHealth Group, Inc.(a)	82,837

		143,197

Hotels, Restaurants & Leisure – 3.2%
20	Chipotle Mexican Grill, Inc.*	36,350
53	Domino’s Pizza, Inc.	25,279
160	Hilton Worldwide Holdings, Inc.*	21,138
195	McDonald’s Corp.	47,016
415	Starbucks Corp.	45,779
220	Yum! Brands, Inc.	26,908

		202,470

Household Products(a) – 1.0%
464	The Procter & Gamble Co.	64,867

Industrial Conglomerates – 1.1%
165	3M Co.	28,944
191	Honeywell International, Inc.(a)	40,546

		69,490

Insurance – 2.7%
115	Aon PLC Class A	32,864
117	Arthur J. Gallagher & Co.	17,392
316	Brown & Brown, Inc.	17,522
163	Chubb Ltd.	28,277
122	Cincinnati Financial Corp.	13,935
290	Marsh & McLennan Cos., Inc.	43,915
195	The Progressive Corp.	17,626

		171,531

Interactive Media & Services* – 7.0%
104	Alphabet, Inc. Class A(a)	278,046
450	Facebook, Inc. Class A	152,725
106	Match Group, Inc.	16,641

		447,412

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail* – 3.9%
75	Amazon.com, Inc.	$ 246,378

IT Services – 7.8%
181	Accenture PLC Class A(a)	57,906
264	Akamai Technologies, Inc.*	27,612
218	Automatic Data Processing, Inc. (a)	43,583
166	Broadridge Financial Solutions, Inc.	27,662
262	Fiserv, Inc.*	28,427
63	Gartner, Inc.*	19,144
214	Mastercard, Inc. Class A(a)	74,404
342	Paychex, Inc.(a)	38,458
254	PayPal Holdings, Inc.*	66,093
132	VeriSign, Inc.*	27,061
376	Visa, Inc. Class A(a)	83,754

		494,104

Life Sciences Tools & Services – 1.6%
175	Agilent Technologies, Inc.	27,568
19	Bio-Rad Laboratories, Inc. Class A*	14,173
37	Bio-Techne Corp.	17,929
38	Charles River Laboratories International, Inc.*	15,681
102	IQVIA Holdings, Inc.*	24,433

		99,784

Machinery – 1.8%
161	Dover Corp.	25,036
200	Fortive Corp.	14,114
156	Illinois Tool Works, Inc.	32,234
256	Ingersoll Rand, Inc.*	12,905
403	Otis Worldwide Corp.	33,159

		117,448

Media*(a) – 0.7%
64	Charter Communications, Inc. Class A	46,564

Multi-Utilities – 1.0%
224	CMS Energy Corp.	13,380
372	Consolidated Edison, Inc.	27,003
200	Sempra Energy	25,300

		65,683

Multiline Retail – 1.3%
183	Dollar General Corp.(a)	38,822
189	Target Corp.	43,237

		82,059

Oil, Gas & Consumable Fuels – 0.7%
444	Chevron Corp.	45,044

Personal Products(a) – 0.5%
105	The Estee Lauder Cos., Inc. Class A	31,493

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 3.5%
528	Bristol-Myers Squibb Co.	$ 31,242
210	Eli Lilly & Co.	48,520
650	Johnson & Johnson(a)	104,975
200	Zoetis, Inc.	38,828

		223,565

Professional Services – 1.0%
127	Equifax, Inc.	32,185
153	Verisk Analytics, Inc.	30,641

		62,826

Road & Rail – 1.9%
1,050	CSX Corp.	31,227
92	Norfolk Southern Corp.	22,011
93	Old Dominion Freight Line, Inc.	26,596
227	Union Pacific Corp.(a)	44,494

		124,328

Semiconductors & Semiconductor Equipment – 3.6%
355	Advanced Micro Devices, Inc.*	36,529
126	Broadcom, Inc.	61,101
44	Lam Research Corp.	25,043
42	Monolithic Power Systems, Inc.	20,357
137	NXP Semiconductors NV	26,834
190	Teradyne, Inc.	20,742
203	Texas Instruments, Inc.(a)	39,019

		229,625

Software – 9.2%
102	Adobe, Inc.*	58,723
78	ANSYS, Inc.*	26,555
117	Autodesk, Inc.*	33,365
64	Fortinet, Inc.*	18,691
1,329	Microsoft Corp.(a)	374,672
79	ServiceNow, Inc.*(a)	49,159
90	Synopsys, Inc.*	26,947

		588,112

Specialty Retail* – 0.8%
35	O’Reilly Automotive, Inc.	21,387
77	Ulta Beauty, Inc.	27,791

		49,178

Textiles, Apparel & Luxury Goods* – 0.2%
715	Under Armour, Inc. Class A	14,429

Trading Companies & Distributors – 0.6%
693	Fastenal Co.	35,766

TOTAL COMMON STOCKS (Cost $5,896,506)		$5,952,156

Shares	Dividend Rate	Value

Investment Company(b) – 3.2%
Goldman Sachs Financial Square Government Fund - Institutional Shares
201,719	0.026%	$ 201,719

TOTAL INVESTMENTS – 96.6% (Cost $6,098,225)		$6,153,875

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		219,429

NET ASSETS – 100.0%		$6,373,304

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

Investment Abbreviation:
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	2	12/17/21	$429,775	$(16,129)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
S&P 500 Index	$4,220.000	10/29/2021	5	$2,110,000	$34,150	$29,554	$4,596
S&P 500 Index	4,325.000	11/30/2021	5	2,162,500	69,700	42,529	27,171
S&P 500 Index	4,120.000	12/31/2021	5	2,060,000	55,826	52,004	3,822

Total purchased option contracts			15	$6,322,500	$159,676	$124,087	$35,589

Written option contracts
Calls
S&P 500 Index	$4,535.000	12/31/2021	(5)	$(2,267,500)	$(21,600)	$(25,521)	$3,921
S&P 500 Index	4,675.000	11/30/2021	(5)	(2,337,500)	(1,950)	(23,721)	21,771
S&P 500 Index	4,460.000	10/29/2021	(5)	(2,230,000)	(9,725)	(12,721)	2,996

			(15)	$(6,835,000)	$(33,275)	$(61,963)	$28,688

Puts
S&P 500 Index	3,605.000	12/31/2021	(5)	(1,802,500)	(18,300)	(17,346)	(954)
S&P 500 Index	3,835.000	11/30/2021	(5)	(1,917,500)	(18,824)	(15,621)	(3,203)
S&P 500 Index	3,920.000	10/29/2021	(5)	(1,960,000)	(10,100)	(8,896)	(1,204)

			(15)	$(5,680,000)	$(47,224)	$(41,863)	$(5,361)

Total written option contracts			(30)	$(12,515,000)	$(80,499)	$(103,826)	$23,327

TOTAL			(15)	$(6,182,500)	$79,177	$20,261	$58,916

GOLDMAN SACHS ALTERNATIVE FUNDS II

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2021:

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations	$87,086,240	$—	$—
Investment Company	47,856,683	—	—
Short-term Investments	317,276,267	—	—

Total	$452,219,190	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$7,643,418	$—	$—

Liabilities(a)
Futures Contracts	$(8,003,097)	$—	$—
Total Return Swap Contracts	—	(479)	—

Total	$(8,003,097)	$(479)	$—

DEFENSIVE EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$308,883	$—	$—
North America	5,643,273	—	—
Investment Company	201,719	—	—

Total	$6,153,875	$—	$—

Derivative Type

Assets
Purchased options	$159,676	$—	$—

Liabilities
Futures Contracts(a)	$(16,219)	$—	$—
Written option contracts	(80,499)	—	—

Total	$(96,718)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules and Consolidated Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Commodity Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — The Commodity Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Commodity Strategy Fund. Based on such rulings, this Fund may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Commodity Strategy Fund obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Commodity Strategy Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Commodity Strategy Fund shareholders.